                       ARTICLES OF INCORPORATION
                                  OF
                     TUMBLEWEED MARKETING FUND, INC.

     The undersigned hereby incorporates a nonprofit corporation without capital stock or stockholders, under the provisions of KRS 273.161 ET. SEQ., and for that purpose adopts the following Articles of Incorporation:


                              ARTICLE
                                 1

                         NAME OF CORPORATION

     1.1 The name of the corporation is TUMBLEWEED MARKETING FUND, INC. (the "CORPORATION").


                              ARTICLE
                                 2

                         PURPOSES AND POWERS

     2.1 Any provision of these Articles of Incorporation to the contrary notwithstanding, the Corporation shall not have any purpose or object, nor have or exercise any power, nor engage in any activity, which in any way contravenes, or is in conflict with, the other provisions of ARTICLE 2 of these Articles of Incorporation.

     2.2 The objects and purposes of the Corporation, and the powers it shall have and may exercise, are as follows:

          (a) The primary object and purpose of the Corporation is to plan, prepare, design, produce, broadcast, distribute, maintain, supervise and administer advertising and promotional programs, materials, and activities for present and future Tumbleweed restaurant outlets and all activities related and incident thereto, INCLUDING, BUT NOT LIMITED TO, (i) television, radio, magazine, and newspaper advertising, print media, direct mail, and outdoor billboard advertising, (ii) advertising related to special offers and promotions and introductory products, (iii) marketing surveys and other public relations activities, AND (iv) the engaging and consulting with advertising and public relations firms to assist in such activities.

          (b) The Corporation shall not engage in any business for profit, and nothing in these Articles of Incorporation or the Bylaws shall authorize the Corporation to engage in any transaction, carry on any activity, or engage in any business, for profit.

          (c) The Corporation's gain, profit, and property shall not inure to the incorporator, to any officer or director, to any Member, or to any other person. The contributions to


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the Corporation, and any interest, dividends, or other earnings thereon, LESS taxes on such earnings, if any, shall be received, held, invested, and disbursed solely for the not-for-profit purposes set forth in this ARTICLE 2.

          (d) The Corporation shall not pay dividends, and no part of the income of the Corporation shall be distributed to the incorporator, the Members, directors, or officers or the Corporation, or any other person.

          (e) In furtherance of, and at all times subject to, the aforesaid purposes, enterprises, activities and projects, the Corporation shall have the power and authority:

               (i) To make and amend Bylaws, not inconsistent with these Articles of Incorporation or with the laws of the Commonwealth of Kentucky, for managing the activities and regulating the affairs of the Corporation;

               (ii) To make contracts and guarantees, incur liabilities, borrow money, issue its notes, bonds, and other obligations and secure any of its obligations by mortgage, pledge, or other hypothecation of any of its properties or any interests therein;

               (iii) To borrow funds, and to spend in any fiscal year an amount greater or less than the aggregate contributions to the Corporation in that fiscal year;

               (iv) To elect directors and appoint officers, employees, and agents of the Corporation and define their duties and any compensation in a reasonable amount to its Members, directors, officers, employees, and agents for services rendered;

               (v) To invest and reinvest any of the Corporation's funds or property and the increments in, and avails or proceeds of, any such property in such investments as may be deemed advisable from time to time by the Corporation's Board of Directors, INCLUDING, BUT NOT LIMITED TO, stocks, bonds, secured and unsecured obligations, undivided interests, leases, commercial paper, financial and governmental instruments, savings and other depository accounts, and other securities and properties;

               (vi) To take title to, and hold in its own name, such real or personal property, or both, and such interests in either such type of property as the Corporation may acquire, for the purposes herein set out, and to sell, transfer, and dispose of any such property or reinvest the proceeds thereof as herein permitted;

               (vii) To become a member of any other nonstock or nonprofit corporation organized under the laws of any state, or to become affiliated with any other organization of like character existing under the laws of any state; provided, however, that the purposes of such corporation or organization are not inconsistent with the other provisions of this ARTICLE 2;

               (viii)To do any and all things which the Corporation's Board of Directors may determine, consistent with the provisions hereof, to be necessary or appropriate to effectuate


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the purposes of which the Corporation is organized as herein set forth, to the extent that the doing of such act or thing is not inconsistent with the provisions of Chapter 273 of Kentucky Revised Statutes, or any other applicable law or statute of the Commonwealth of Kentucky.


                              ARTICLE
                                 3

                              DURATION

     3.1  The Corporation shall have perpetual duration.


                              ARTICLE
                                 4

                              MEMBERS

    4.1  The Corporation shall not have any authority to issue capital stock.

    4.2 There shall be two (2) classes of Members which shall be designated as "VOTING MEMBERS" and "NONVOTING MEMBERS." The voting powers, limitations, preferences, and rights of each class of membership shall be as follows:

         (a) Voting rights upon any and all matters shall be vested solely in the Voting Members of the Corporation, EXCEPT as may be otherwise provided by applicable law or in the Bylaws of the Corporation. The Nonvoting Members shall have no voting rights, EXCEPT as may be otherwise provided by applicable law or in the Bylaws of the Corporation.

         (b) EXCEPT as provided above with respect to voting rights, both classes of membership in the Corporation shall be entitled to receive the net assets of the Corporation upon dissolution and shall be without distinction as to powers, preferences, and rights.

     4.3 Except as otherwise provided in these Articles of Incorporation and in all cases consistent with the purposes and powers of the Corporation set forth in ARTICLE 2 hereof, the terms and conditions of membership in the Corporation, and the rights, privileges, duties, and obligations of the Corporation's Members, shall be as stated in the Bylaws and be SUBJECT TO amendment of the Bylaws from time to time in the manner permitted under these Articles of Incorporation.


                              ARTICLE
                                 5

                         BOARD OF DIRECTORS

     5.1 All corporate powers shall be exercised by or under the authority of, and the activities and affairs of the Corporation managed under the direction of, its Board of Directors.


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     5.2  The Board of Directors shall consist of such number of individuals as may be fixed in the corporation's Bylaws; provided, however, that the Board of Directors shall not, in any event, consist of fewer than three (3) individuals.

     5.3 The Voting Members, if any, entitled to vote as to the election of directors under these Articles of Incorporation shall elect the directors of the Corporation at the annual meeting of the Members, or as otherwise provided in the Corporation's Bylaws, or if there shall be no such Voting Members, then the Board of Directors shall elect the directors of the Corporation at the annual meeting of the Board of Directors, or as otherwise provided in the Corporation's Bylaws.

     5.4 The term of office of each director shall be as provided by the Corporation's Bylaws. Each director so elected shall hold office for said term and until his or her respective successor shall have been duly elected and shall have accepted office.

     5.5 Directors may be removed from office during their term of office as provided in the Corporation's Bylaws.

     5.6 The annual meetings of the Corporation's Board of Directors shall be held at such time and place as may be provided in the Corporation's Bylaws.

     5.7 The duties and powers of the Board of Directors, committees, and officers of the Corporation shall, except as otherwise specifically provided herein or in the Corporation's Bylaws, be such as are usually incident to similar Boards of Directors, similar committees and similar officers, and in addition, shall be such as may be conferred upon said Board of Directors, upon such committees, or upon such officers by law, or any amendment to the Articles of Incorporation or Bylaws, or by appropriate corporate resolution.


                              ARTICLE
                                 6

                       INITIAL BOARD OF DIRECTORS

     6.1 The number of directors constituting the initial Board of Directors is three (3) and the names and mailing addresses of the persons who are to serve as directors are as follows, and each such director shall serve until the first annual meeting of the Members, if there are any Members of the Corporation, or until the first annual meeting of the Board of Directors, if there are no Members of the Corporation, as the case may be, and until such director's successor in office is elected and shall qualify:


                       JOHN A. BUTORAC, JR.
                       1900 MELLWOOD AVENUE
                       LOUISVILLE, KY 40206


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                       JAMES M. MULROONEY
                       1900 MELLWOOD AVENUE
                       LOUISVILLE, KY 40206


                           DAVID M. ROTH
                    1230 LIBERTY BANK LANE, SUITE 200
                         LOUISVILLE, KY 40222-5763


                              ARTICLE
                                 7

                   INITIAL REGISTERED OFFICE AND AGENT

     7.1 The address of the initial registered office of the Corporation is 1230 LIBERTY BANK LANE, SUITE 200, LOUISVILLE, KENTUCKY 40222-5763, and the name of the initial registered agent at such address is DAVID M. ROTH.


                              ARTICLE
                                 8

                           PRINCIPAL OFFICE

     8.1 The address of the principal office of the Corporation is 1900 MELLWOOD AVENUE, LOUISVILLE, KENTUCKY 40222-5763.


                              ARTICLE
                                 9

               DISTRIBUTION OF ASSETS UPON DISSOLUTION

     9.1 If, at any time, this Corporation dissolves, the assets of this Corporation shall be applied and distributed in the manner provided under KRS 273.303, which may include distributions to the Corporation's Members, and no such distribution shall be deemed to be a dividend or distribution of the Corporation's income or profits.


                              ARTICLE
                                10

                            INCORPORATOR

     10.1 DAVID M. ROTH, whose address is 1230 LIBERTY BANK LANE, SUITE 200, LOUISVILLE, KENTUCKY 40222-5763, is the sole incorporator of the Corporation.


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                              ARTICLE
                                11

   INDEMNIFICATION OF MEMBERS, DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

     11.1 To the fullest extent permitted by, and in accordance with the provisions of, Kentucky law, as the same exists or may hereafter be amended, but only to the extent not in conflict with the provisions of ARTICLE 2 of these Articles of Incorporation, the Corporation shall indemnify each Member, director, officer, employee or agent of the Corporation against expenses (including, but not limited to, attorney's fees), judgments, taxes, penalties, fines (including, but not limited to, any excise tax assessed with respect to any employee benefit plan) and amounts paid in settlement (collectively, a "LIABILITY"), incurred by such Member, director, officer, employee or agent in connection with defending any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) to which such Member, director, officer, employee or agent is, or is threatened to be made, a party because such Member, director, officer, employee or agent is or was a Member, director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a member, director, officer, partner, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust or other enterprise, including, but not limited to, service with respect to employee benefits plans. A Member, director, officer, employee or agent of the Corporation shall be considered to be serving an employee benefit plan at the Corporation's request if the duties of such Member, director, officer, employee or agent to the Corporation also impose duties on or otherwise involve services by such Member, director, officer, employee or agent to the plan or to participants in or beneficiaries of the plan.

     11.2 To the fullest extent authorized or permitted by, and in accordance with the provisions of, Kentucky Law, as the same exists or may hereafter be amended, but only to the extent not in conflict with the provisions of
ARTICLE 2 of these Articles of Incorporation, the Corporation shall pay or reimburse expenses (including, but not limited to, attorney's fees) incurred by a Member, director, officer, employee or agent of the Corporation who is a party to a proceeding in advance of final disposition of such proceeding.

     11.3 The indemnification against Liability and advancement of expenses provided by, or granted pursuant to, this ARTICLE 11 with respect to any Member, director, officer, employee or agent of the Corporation shall, to the fullest extent authorized or permitted by, and in accordance with the provisions of, Kentucky Law, as the same exists or may hereafter be amended, but only to the extent not in conflict with the provisions of ARTICLE 2 of these Articles of Incorporation (i) not be deemed exclusive of other rights, if any, to which such Member, director, officer, employee or agent of the Corporation seeking such indemnification or advancement may be entitled under any bylaw, agreement, action of disinterested directors, or otherwise, as to any action by such Member, director, officer, employee or agent in his or her official capacity as such or as to any action of such Member, director, officer, employee or agent of the Corporation in any other capacity, (ii) continue as to a person who has ceased to be a Member, director, officer, employee or agent of the Corporation, and (iii) inure to the benefit of the heirs, executors, and administrators of such a person.


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     11.4 To the fullest extent authorized or permitted by, and in accordance with the provisions of, Kentucky Law, as the same exists or may hereafter be amended, but only to the extent not in conflict with the provisions of
ARTICLE 2 of these Articles of Incorporation, the Corporation may purchase and maintain insurance on behalf of an individual who is or was a Member, director, officer, employee or agent of the Corporation, or who, while a Member, director, officer, employee or agent of the Corporation, is or was serving at the request of the Corporation as a member, director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against Liability asserted against or incurred by such Member, director, officer, employee or agent in that capacity or arising from such Member, director, officer, employee or agent's status as a Member, director, officer, employee or agent, whether or not the Corporation would have power to indemnify such Member, director, officer, employee or agent against the same Liability under the provisions of this ARTICLE 11.

     11.5 Any repeal or modification of this ARTICLE 11 by the Board of Directors shall not adversely affect any right or protection of a Member, director, officer, employee or agent of the Corporation under this ARTICLE 11 with respect to any act or omission occurring prior to the time of such repeal or modification.


                              ARTICLE
                                12

               ELIMINATION OF CERTAIN LIABILITY OF DIRECTORS

     12.1 A director of the Corporation shall not be personally liable to the Corporation for monetary damages for breach of such director's duties as a director; provided, however, that this provision shall not eliminate or limit the liability of a director for the following: (i) for any transaction in which such director's personal financial interest is in conflict with the financial interests of the Corporation; (ii) for acts or omissions not in good faith or which involve intentional misconduct or are known to such director to be a violation of law; or (iii) for any transaction from which such director derived an improper personal benefit. This ARTICLE 12 shall continue to be applicable with respect to any such breach of duties by a director of the Corporation as a director notwithstanding that such director may thereafter cease to be a director and shall inure to the personal benefit of such director's heirs, executors and administrators.


                              ARTICLE
                                13

             PRIVATE PROPERTY OF INCORPORATOR AND DIRECTORS

     13.1 None of the private property of the incorporator or any Member or director of the Corporation shall be subject to any of the Corporation's debts and liabilities.


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                              ARTICLE
                                14

                    SEVERABILITY OF PROVISIONS

     14.1 Except as may conflict with the provisions of ARTICLE 2 of these Articles of Incorporation, if any provision of these Articles of Incorporation or its application to any person or circumstances shall be held invalid by a court of competent jurisdiction, the invalidity shall not affect any other provisions or applications of these Articles of Incorporation that can be given effect without the invalid provision or application, and, to this end, the provisions of these Articles of Incorporation are severable.


                              ARTICLE
                                15

                         AMENDMENTS; BYLAWS

     15.1 The Corporation's Articles of Incorporation may be amended in the manner provided by law; SUBJECT, HOWEVER, to the approval of the Members, if any.

     15.2 The Board of Directors shall adopt Bylaws for the Corporation, SUBJECT, HOWEVER, to the approval of the Voting Members, if any, and the Board of Directors may change or revise such Bylaws at any time and from time to time, SUBJECT, HOWEVER, to the approval of the Voting Members, if any.

     IN TESTIMONY WHEREOF, witness the signature of the undersigned on this 2nd day of December, 1995.




                                    /s/ DAVID M. ROTH, INCORPORATOR
                                    -------------------------------
                                       David M. Roth, Incorporator


THIS INSTRUMENT WAS PREPARED BY:



/s/ DAVID M. ROTH
---------------------------
David M. Roth
ROTH & COOPER, P.S.C.
1230 LIBERTY BANK LANE, SUITE 200
LOUISVILLE, KENTUCKY 40222-5763
TELEPHONE:(502)425-6688


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